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                           PARTICIPATION AGREEMENT

                                    AMONG

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK,


                     LINCOLN FINANCIAL ADVISORS CORPORATION,


                        ALLIANCE CAPITAL MANAGEMENT L.P.


                                      AND


                        ALLIANCE FUND DISTRIBUTORS, INC.


                                   DATED AS OF


                                   MAY 1, 2000


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                             PARTICIPATION AGREEMENT


         THIS AGREEMENT, made and entered into as of the 1st day of May, 2000 ("Agreement"), by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer") (on behalf of itself and its "Separate Account," defined below). Lincoln Financial Advisors Corporation, an Indiana corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                       WITNESSETH THAT:


         WHEREAS Insurer, the Distributor, and Alliance Variable Products Series Fund, Inc. (the "Fund") desire that Class B shares of the Fund's Portfolios listed in Schedule A, as may be amended from time to time (the "Portfolios"; reference herein to the "Fund" includes reference to each Portfolio to the extent the context requires) be made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B, as may be amended from time to time to be offered through Contracts Distributor; and

         WHEREAS the Contracts provide for the allocation of net amounts received by Insurer to separate series (the "Subaccounts"; reference herein to the "Separate Account" includes reference to each Subaccount to the extent the context requires) of the Separate Account for investment in Class B shares of corresponding Portfolios of the Fund that are made available through the Separate Account to act as underlying investment media,


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         NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Fund and Distributor will make Class B shares of the Portfolios available to Insurer for this purpose at net asset value and with no sales charges, all subject to the following provisions:


                        SECTION 1. ADDITIONAL PORTFOLIOS

         The Fund has and may, from time to time, add additional Portfolios, which will become subject to this Agreement, if, upon the written consent of each of the Parties hereto, they are made available as investment media for the Contracts.


                       SECTION 2. PROCESSING TRANSACTIONS


         2.1    TIMELY PRICING AND ORDERS.

         The Adviser or its designated agent will provide closing net asset value, dividend and capital gain information for each Portfolio to Insurer at the close of trading on each day (a "Business Day") on which the New York Stock Exchange is open for regular trading. The Fund or its designated agent will use its best efforts to provide this information by 6:00 p.m., New York time, using a mutually agreed upon format. Insurer will use these data to calculate unit values, which in turn will be used to process transactions that receive that same Business Day's Separate Account Subaccount's unit values. Such Separate Account processing will be done the same evening, and corresponding orders with respect to Fund shares will be placed the morning of the following Business Day. Insurer will use its best efforts to place such orders with the Fund by 10:30 a.m., New York time.

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         2.2    TIMELY PAYMENTS.

         Insurer will transmit orders for purchases and redemptions of Fund shares to Distributor, and will wire payment for net purchases to a custodial account designated by the Fund on the day the order for Fund shares is placed, to the extent practicable. Payment for shares purchased shall be made in federal funds transmitted by wire by 2:00 p.m. New York time as long as the banking system is open for business. If the banking system is closed, payment will be transmitted the next day that the banking system is open for business. If payment is received by the Fund after 2:00 p.m. New York time on such Business Day, Insurer shall, upon the Fund's request, promptly reimburse the Fund for any charges, costs, fees, interest or other expenses incurred in connection with any advances, borrowing, or overdrafts. The Fund will confirm receipt of each purchase (using a mutually agreed upon format) by 1:00 p.m. New York time on the Business Day the trade is placed. Payment for net redemptions will be wired by the Fund to an account designated by Insurer on the same day as the order is placed, to the extent practicable. The Fund agrees to redeem, upon Insurer's request, any full or fractional shares of the designated Portfolio held by Insurer. Payment for shares redeemed shall be made in federal funds transmitted by wire by 2:00 p.m. New York time as long as the banking system is open for business. If the banking system is closed, payment will be transmitted the next day that the banking system is open for business. If payment is received by Insurer after 2:00 p.m. New York time on such Business Day, the Fund shall, upon the Insurer's request, promptly reimburse Insurer for any charges, costs, fees, interest or other expenses incurred in connection with any advances, borrowing, or overdrafts. The Fund will confirm receipt of each redemption (using a mutually agreed upon format) by 1:00 p.m. New York time on the Business Day the trade is placed. In any event payment will be made within six calendar days after the date the order is placed in order




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to enable Insurer to pay redemption proceeds within the time specified in
Section 22(e) of the Investment Company Act of 1940, as amended
(the "1940 Act").

         2.3    APPLICABLE PRICE.

         The Parties agree that Portfolio share purchase and redemption orders resulting from Contract owner purchase payments, surrenders, partial withdrawals, routine withdrawals of charges, or other transactions under Contracts will be executed at the net asset values as determined as of the close of regular trading on the New York Stock Exchange on the Business Day that Insurer receives such orders and processes such transactions, which, Insurer agrees shall occur not earlier than the Business Day prior to Distributor's receipt of the corresponding orders for purchases and redemptions of Portfolio shares. For the purposes of this section, Insurer shall be deemed to be the agent of the Fund for receipt of such orders from holders or applicants of contracts, and receipt by Insurer shall constitute receipt by the Fund. All other purchases and redemptions of Portfolio shares by Insurer, will be effected at the net asset values next computed after receipt by Distributor of the order therefor, and such orders will be irrevocable. Insurer hereby elects to reinvest all dividends and capital gains distributions in additional shares of the corresponding Portfolio at the record-date net asset values until Insurer otherwise notifies the Fund in writing, it being agreed by the Parties that the record date and the payment date with respect to any dividend or distribution will be the same Business Day.




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                          SECTION 3. COSTS AND EXPENSES


         3.1    GENERAL.

         Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

         3.2    REGISTRATION.

         The Fund will bear the cost of its registering as a management investment company under the 1940 Act and registering its shares under the Securities Act of 1933, as amended (the "1933 Act"), and keeping such registrations current and effective; including, without limitation, the preparation of and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Fund and its shares and payment of all applicable registration or filing fees with respect to any of the foregoing. Insurer will bear the cost of registering the Separate Account as a unit investment trust under the 1940 Act (unless exempt therefrom) and registering units of interest under the Contracts under the 1933 Act (unless exempt therefrom) and keeping such registrations current and effective; including, without limitation, the preparation and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Separate Account and its units of interest (unless exempt therefrom) and payment of all applicable registration or filing fees with respect to any of the foregoing.

         3.3    OTHER (NON-SALES-RELATED) EXPENSES.

         The Fund will bear the costs of preparing, filing with the SEC and setting for printing the Fund's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "Fund Prospectus"), periodic reports to shareholders, Fund proxy material and other shareholder communications and any related requests for voting instructions from Participants (as defined below). Insurer will bear the costs of preparing, filing with the SEC and setting for printing,




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the Separate Account's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "Separate Account Prospectus"), any periodic reports to owners, annuitants or participants under the Contracts (collectively, "Participants"), and other Participant communications. The Fund and Insurer each will bear the costs of printing in quantity and delivering to existing Participants the documents as to which it bears the cost of preparation as set forth above in this Section 3.3, it being understood that reasonable cost allocations will be made in cases where any such Fund and Insurer documents are printed or mailed on a combined or coordinated basis. If REQUESTED by Insurer, the Fund will provide annual Prospectus text to Insurer on diskette (or by other means as may be mutually agreed upon) for printing and binding with the Separate Account Prospectus.

         3.4    OTHER SALES-RELATED EXPENSES.

         Expenses of distributing the Portfolio's shares and the Contracts will be paid by Contracts Distributor and Insurer and other parties, as they shall determine by separate agreement.

         3.5    PARTIES TO COOPERATE.

         The Adviser, Insurer, Contracts Distributor and Distributor each agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver combined or coordinated prospectuses or other materials of the Fund and Separate Account.


                           SECTION 4. LEGAL COMPLIANCE


         4.1    TAX LAWS.

         (a) The Adviser will use its best efforts to qualify and to maintain qualification of each Portfolio as a regulated investment company ("RIC") under Subchapter M of the Internal




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Revenue Code of 1986, as amended (the "Code"), and the Adviser or Distributor will notify Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future.

         (b) Insurer represents that it believes, in good faith, that the Contracts will be treated as annuity contracts or life insurance policies under applicable provisions of the Code and that it will make every effort to maintain such treatment. Insurer will notify the Fund and Distributor immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

         (c) The Adviser and the Distributor represent and warrant that the Fund currently qualifies as a Regulated Investment Company under Subchapter M of the Code and will make every effort to continue to qualify and to maintain such qualification (under Subchapter M or any successor or similar provision), and that they will notify the company immediately upon having a reasonable basis for believing that the Fund has ceased to so qualify or that it might not so qualify in the future. The Adviser and the Distributor represent and warrant that the Fund will comply with Section 817(h) of the Code, and all regulations issued thereunder. In the event of a breach of this Section the Adviser and the Distributor will: a) immediately notify the Insurer of such breach; and (b) take the steps necessary to adequately diversify each portfolio so as to achieve such compliance within the period allowed by regulation.

         (d) Insurer represents that it believes, in good faith, that the Separate Account is a "segregated asset account" and that interests in the Separate Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817(h) of the Code and the regulations thereunder. Insurer will make every effort to continue to meet



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such definitional requirements, and it will notify the Fund and Distributor immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

         (e) The Adviser will manage the Fund as a RIC in compliance with Subchapter M of the Code and will use its best efforts to manage to be in compliance with Section 817(h) of the Code and regulations thereunder. The Fund has adopted and will maintain procedures for ensuring that the Fund is managed in compliance with Subchapter M and Section 817(h) and regulations thereunder.

         (f) Should the Distributor or Adviser become aware of a failure of Fund, or any of its Portfolios, to be in compliance with Subchapter M of the Code or Section 817(h) of the Code and regulations thereunder, they represent and agree that they will immediately notify Insurer of such in writing.

         (g) The Distributor agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

         4.2    INSURANCE AND CERTAIN OTHER LAWS.

         (a) The Adviser will use its best efforts to cause the Fund to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by Insurer. If it cannot comply, it will so notify Insurer in writing.

         (b) Insurer represents and warrants that (i) it is an insurance company duly organized and validly existing under the laws of the State of New York and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this





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Agreement, (ii) it has legally and validly established and maintains the
Separate Account as a segregated asset account under New York Law and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

         (c) Contracts Distributor represents and warrants that it is a business corporation duly organized, validly existing, and in good standing under the laws of the State of Indiana and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

          (d) Distributor represents and warrants that it is a business corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

         (e) Distributor represents and warrants that the Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

         (f) Adviser represents and warrants that it is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.


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         4.3    SECURITIES LAWS.

         (a) Insurer represents and warrants that (i) interests in the Separate Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act and the Contracts will be duly authorized for issuance and sold in compliance with applicable state law, (ii) the Separate Account is and will remain registered under the 1940 Act to the extent required by the 1940 Act (unless exempt therefrom), (iii) the Separate Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder (unless exempt therefrom), (iv) the Separate Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will, at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder (unless exempt therefrom), and (v) the Separate Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder (unless exempt therefrom).

         (b) The Adviser and Distributor represent and warrant that (i) Fund shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) the Fund is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) the Fund will amend the registration statement for its shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its shares, (iv) the Fund does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) the Fund's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) the Fund Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.


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         (c)  The Fund will register and qualify its shares for sale in accordance with the laws of any state or other jurisdiction only if and to the extent reasonably deemed advisable by the Fund, Insurer or any other life insurance company utilizing the Fund.

         (d) Distributor and Contracts Distributor each represents and warrants that it is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member in good standing of the National Association of Securities Dealers Inc. (the "NASD").

         4.4    NOTICE OF CERTAIN PROCEEDINGS AND OTHER CIRCUMSTANCES.

         (a) Distributor or the Fund shall immediately notify Insurer of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to the Fund's registration statement under the 1933 Act or the Fund Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Fund Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Fund's shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Fund shares in any state or jurisdiction, including, without limitation, any circumstances in which
(x) the Fund's shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law or (y) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Insurer. Distributor and the Fund will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

         (b) Insurer and Contracts Distributor shall immediately notify the Fund of (i) the issuance by any court or regulatory body of any stop order, cease and desist order or similar order with respect to the Separate Account's registration statement under the 1933 Act relating to the Contracts or the



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Separate Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Separate Account Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Separate Account interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. Insurer and Contracts Distributor will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.


         4.5    INSURER TO PROVIDE DOCUMENTS.

         Upon reasonable request, Insurer will provide the Fund and the Distributor one complete copy of SEC registration statements, Separate Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and amendments to any of the above, that relate to the Separate Account or the Contracts, and their investment in the Fund, within 20 days of the filing of such document with the SEC or other regulatory authorities.

         4.6    FUND TO PROVIDE DOCUMENTS.

         Upon reasonable request, the Fund will provide to Insurer one complete copy of SEC registration statements, Fund Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, within 20 days of the filing of such document with the SEC or other regulatory authorities.

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                       SECTION 5. MIXED AND SHARED FUNDING


         5.1    General.

         The Fund has obtained an order exempting it from certain provisions of the 1940 Act and rules thereunder so that the Fund is available for investment by certain other entities, including, without limitation, separate accounts funding variable life insurance policies and separate accounts of insurance companies unaffiliated with Insurer ("Mixed and Shared Funding Order"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5.

         5.2    DISINTERESTED DIRECTORS.

         The Fund agrees that its Board of Directors shall at all times consist of directors a majority of whom (the "Disinterested Directors") are not interested persons of Adviser or Distributor within the meaning of Section 2(a)(19) of the 1940 Act.

         5.3    MONITORING FOR MATERIAL IRRECONCILABLE CONFLICTS.

         The Fund agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the participants in all separate accounts of life insurance companies utilizing the Fund, including the Separate Account. Insurer agrees to inform the Board of Directors of the Fund of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

         (a)  an action by any state insurance or other regulatory authority;


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         (b)  a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

         (c)  an administrative or judicial decision in any relevant proceeding;

         (d) the manner in which the investments of any Portfolio are being managed;

         (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract participants or by participants of different life insurance companies utilizing the Fund; or

         (f) a decision by a life insurance company utilizing the Fund to disregard the voting instructions of participants.

         Insurer will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably requested and necessary for the Board of Directors to consider any issue raised, including information as to a decision by Insurer to disregard voting instructions of Participants.

         5.4    CONFLICT REMEDIES.

         (a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, Insurer and the other life insurance companies utilizing the Fund will, at their own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take


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whatever steps are necessary to remedy or eliminate the
material irreconcilable conflict, which steps may include, but are not limited to:

         (i) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected participants and, as appropriate, segregating the assets of any particular group (e.g., annuity contract owners or participants, life insurance contract owners or all contract owners and participants of one or more life insurance companies utilizing the
              Fund) that votes in favor of such segregation, or offering to the affected contract owners or participants the option of making such a change; and

        (ii) establishing a new registered investment company of the type defined as a "Management Company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a Management Company.

         (b) If the material irreconcilable conflict arises because of Insurer's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, Insurer may be required, at the Fund's election, to withdraw the Separate Account's investment in the Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six months after the Fund gives notice to Insurer that this provision is being implemented, and until such withdrawal Distributor and the Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund or upon receipt of a substitution order granted by the SEC, whichever is later.


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         (c)  If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to Insurer conflicts with the majority of other state regulators, then Insurer will withdraw the Separate Account's investment in the Fund within six months after the Fund's Board of Directors informs Insurer that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal Distributor and Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund or upon receipt of a substitution order granted by the SEC, whichever is later.

         (d) Insurer agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

         (e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will the Insurer, Fund or Distributor be required to establish a new funding medium for any Contracts. Insurer will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.


         5.5    NOTICE TO INSURER.

         The Fund will promptly make known in writing to Insurer the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.


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         5.6    INFORMATION REQUESTED BY BOARD OF DIRECTORS.

         Insurer and the Fund will at least annually submit to the Board of Directors of the Fund such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying life insurance companies utilizing the Fund of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

         5.7    COMPLIANCE WITH SEC RULES.

         If, at any time during which the Fund is serving an investment medium for variable life insurance policies, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to mixed and shared funding, the Parties agree that they will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.


                             SECTION 6. TERMINATION


         6.1    EVENTS OF TERMINATION.

         Subject to Section 6.4 below, this Agreement will terminate as to a
Portfolio:


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         (a)  at the option of Insurer or Distributor upon at least six months advance  written notice to the other Parties, or

         (b) at the option of the Fund upon (i) at least sixty days advance written notice to the other parties, and (ii) approval by a majority vote of the shares of the affected Portfolio in the corresponding Subaccount of the Separate Account (pursuant to the procedures set forth in Section 11 of this Agreement for voting Trust shares in accordance with Participant instructions).

         (c) at the option of the Fund upon institution of formal proceedings against Insurer or Contracts Distributor by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding Insurer's obligations under this Agreement or related to the sale of the Contracts, the operation of the Separate Account, or the purchase of the Fund shares, if, in each case, the Fund reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Portfolio to be terminated; or

         (d) at the option of Insurer upon institution of formal proceedings against the Fund, Adviser, or Distributor by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding the Fund's, Adviser's or Distributor's obligations under this Agreement or related to the operation or management of the Fund or the purchase of Fund shares, if, in each case, Insurer reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on Insurer, Contracts Distributor or the Subaccount corresponding to the Portfolio to be terminated; or



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         (e)  at the option of any Party in the event that (i) the Portfolio's shares are not registered and, in all material respects, issued and sold in accordance with any applicable state and federal law or (ii) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Insurer; or

         (f) upon termination of the corresponding Subaccount's investment in the Portfolio pursuant to Section 5 hereof; or

         (g) at the option of Insurer if the Portfolio ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions; or

         (h)  at the option of Insurer if the Portfolio fails to comply with
Section 817(h) of the Code or with successor or similar provisions; or

         (i) at the option of Insurer if Insurer reasonably believes that any change in a Fund's investment adviser or investment practices will materially increase the risks incurred by Insurer.

         6.2    FUNDS TO REMAIN AVAILABLE.

         Except (i) as necessary to implement Participant-initiated transactions, (ii) as required by state insurance laws or regulations, (iii) as required pursuant to Section 5 of this Agreement, (iv) with respect to any Portfolio as to which this Agreement has terminated, or (v) pursuant to an SEC approved Substitution Order, Insurer shall not (x) redeem Fund shares attributable to the Contracts, or (y) prevent Participants from allocating payments to or transferring amounts from a Portfolio that was otherwise available under the Contracts, until, in either case, 90 calendar days after Insurer shall have notified the Fund or Distributor of its intention to do so.

         6.3    SURVIVAL OF WARRANTIES AND INDEMNIFICATIONS.

         All warranties and indemnifications will survive the termination of this Agreement.

         6.4    CONTINUANCE OF AGREEMENT FOR CERTAIN PURPOSES.

         Notwithstanding any termination of this Agreement, the Distributor shall continue to make available shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts"), except as otherwise provided under Section 5 of this Agreement. Specifically, and without limitation, the Distributor shall facilitate the sale and purchase of shares of the Portfolios as necessary in order to process premium payments, surrenders and other withdrawals, and transfers or reallocations of values under Existing Contracts.


             SECTION 7.  PARTIES TO COOPERATE RESPECTING TERMINATION


         The other Parties hereto agree to cooperate with and give reasonable assistance to Insurer in taking all necessary and appropriate steps for the purpose of ensuring that the Separate Account owns no shares of a Portfolio after the Final Termination Date with respect thereto except as specified under
Section 6.4 of this Agreement.


                              SECTION 8. ASSIGNMENT


         This Agreement may not be assigned by any Party, except with the written consent of each other Party.

                    SECTION 9. CLASS B DISTRIBUTION PAYMENTS


         From time to time during the term of this Agreement the Distributor may make payments to the Contracts Distributor pursuant to a distribution plan adopted by the Fund with respect to the Class B shares of the Portfolios pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan) in consideration of the Contracts Distributor's furnishing distribution services relating to the Class B shares of the Portfolios and providing administrative, accounting and other services, including personal service and/or the maintenance of Participant accounts, with respect to such shares. The Distributor has no obligation to make any such payments, and the Contracts Distributor waives any such payment, until the Distributor receives monies therefor from the Fund. Any such payments made pursuant to this Section 9 shall be subject to the following terms and conditions:

         (a) Any such payments shall be in such amounts as the Distributor may from time to time advise the Contracts Distributor in writing but in any event not in excess of the amounts permitted by the Rule 12b-1 Plan. Such payments may include a service fee in the amount of .25 of 1% per annum of the average daily net assets of the Fund attributable to the Class B shares of a Portfolio held by clients of the Contracts Distributor. Any such service fee shall be paid solely for personal service and/or the maintenance of Participant accounts.

         (b) The provisions of this Section 9 relate to a plan adopted by the Fund pursuant to Rule 12b-1. In accordance with Rule 12b-1, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Section 9 shall provide the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         (c) The provisions of this Section 9 shall remain in effect for not more than a year and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually in conformity with Rule 12b-1 and the 1940 Act. The provisions of this Section 9 shall automatically terminate in the event of the assignment (as defined by the 1940 Act) of this Agreement, in the event the Rule 12b-1
Plan terminates or is not continued or in the event this Agreement terminates or ceases to remain in effect. In addition, the provisions of this Section 9 may be terminated at any time, without penalty, by either the Distributor or the Contracts Distributor with respect to any Portfolio on not more than 60 days' nor less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.


                               SECTION 10. NOTICES


         Notices and communications required or permitted by Section 2 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

                                       Lincoln Life & Annuity Company
                                               of New York
                                       120 Madison Street, 17th Floor
                                       Syracuse, NY 13202
                                       Attn.:  Troy Panning

                                       Lincoln Financial Advisors Corporation
                                       200 East Berry Street
                                       Ft. Wayne, IN 46802
                                       Attn.: Richard C. Boyles

                                       Alliance Fund Distributors, Inc.
                                       1345 Avenue of the Americas
                                       New York NY 10105
                                       Attn.: Edmund P. Bergan
                                       FAX: (212) 969-2290

                                       Alliance Capital Management L.P.
                                       1345 Avenue of the Americas
                                       New York NY 10105
                                       Attn: Edmund P. Bergan
                                       FAX: (212) 969-2290



                          SECTION 11. VOTING PROCEDURES


         Subject to the cost allocation procedures set forth in Section 3 hereof, Insurer will distribute all proxy material furnished by the Fund to Participants (unless exempt therefrom) and will vote Fund shares in accordance with instructions received from Participants. Unless exempt therefrom, and for each Separate Account, Insurer will vote Fund shares that are (a) not attributable to Participants or (b) attributable to Participants, but for which no instructions have been received, in the same proportion as Fund shares for which said instructions have been received from Participants. Insurer agrees that it will disregard Participant voting instructions only to the extent it would be permitted to do so pursuant to Rule 6e-3 (T)(b)(15)(iii) under the 1940 Act if the Contracts were variable life insurance policies subject to that rule. Other participating life insurance companies utilizing the Fund will be responsible for calculating voting privileges in a manner consistent with that of Insurer, as prescribed by this Section 11.


                         SECTION 12. FOREIGN TAX CREDITS


         The Adviser agrees to consult in advance with Insurer concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to the Fund's shareholders.

                           SECTION 13. INDEMNIFICATION


         13.1     OF FUND, DISTRIBUTOR AND ADVISER BY INSURER.

         (a) Except to the extent provided in Sections 13.1(b) and 13.1(c), below, Insurer agrees to indemnify and hold harmless the Fund, Distributor and Adviser, each of their directors and officers, and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 13. 1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Insurer) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund's shares and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account's 1933 Act registration statement, the Separate Account Prospectus, the Contracts or, to the extent prepared by Insurer, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Insurer by or on behalf of the Fund, Distributor or Adviser for use in the Separate Account's 1933
              Act registration
              statement, the Separate Account Prospectus, the Contracts, or sales literature or advertising (or any amendment or supplement to any of the foregoing); or

        (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Insurer or the negligent, illegal or fraudulent conduct of Insurer or persons under their control (including, without limitation, their employees and "Associated Persons," as that term is defined in paragraph (m) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund, Adviser or Distributor by or on behalf of Insurer for use in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing; or

        (iv) arise as a result of any failure by Insurer to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Insurer in the Agreement.

         (b) Insurer shall not be liable under this Section 13.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties under this Agreement or to Distributor or to the Fund.

         (c) Insurer shall not be liable under this Section 13.1 with respect to any action against an Indemnified Party unless the Fund, Distributor or Adviser shall have notified Insurer in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Insurer of any such action shall not relieve Insurer from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 13. 1. In case any such action is brought against an Indemnified Party, Insurer shall be entitled to participate, at its own expense, in the defense of such action. Insurer also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Insurer to such Indemnified Party of Insurer's election to assume the defense thereof, the Indemnified Party will cooperate fully with Insurer and shall bear the fees and expenses of any additional counsel retained by it, and Insurer will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

         13.2 INDEMNIFICATION OF INSURER AND CONTRACTS DISTRIBUTOR BY ADVISER AND DISTRIBUTOR

         (a) Except to the extent provided in Sections 13.2(d) and 13.2(e), below, Adviser and Distributor agree to indemnify and hold harmless Insurer and Contracts Distributor, each of their directors and officers, and each person, if any, who controls Insurer or Contracts Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 13.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund's shares and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund or, to the extent not prepared by Insurer or Contracts Distributor, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Distributor, Adviser or the Fund by or on behalf of Insurer or Contracts Distributor for use in the Fund's 1933 Act registration statement, Fund Prospectus, or in sales literature or advertising (or any amendment or supplement to any of the foregoing); or

        (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Distributor, Adviser, or the Fund) or the negligent, illegal or fraudulent conduct of the Fund, Distributor, Adviser or persons under their control (including, without limitation, their employees and Associated Persons), in connection with the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to Insurer or Contracts Distributor by or on behalf of the Fund, Distributor or Adviser for use in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising covering the
              Contracts, or any amendment or supplement to any of the foregoing; or

        (iv) arise as a result of any failure by the Fund, Adviser or Distributor to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund, Adviser, or Distributor in the Agreement.

         (b) Except to the extent provided in Sections 13.2(d) and 13.2(e) hereof, Adviser and Distributor agree to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, except as set forth in Section 13.2(c) below, the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Portfolio to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder and (ii)
Section 817(h) of the Code and regulations thereunder (except to the extent that such failure is caused by Insurer), including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Contract owners or Participants asserting liability against Insurer or Contracts Distributor pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the Internal Revenue Service, and the cost of any substitution by Insurer of shares of another investment company or portfolio for those of any adversely affected Portfolio as a funding medium for the Separate Account that Insurer deems necessary or appropriate as a result of the noncompliance.

         (c)  The written consent of Adviser and Distributor referred to in
Section 13.2(b) above shall not be required with respect to amounts paid in connection with any ruling and closing agreement or other settlement with the Internal Revenue Service.

         (d)  Adviser and Distributor shall not be liable under this
Section 13.2 with respect to any losses, claims; damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties under this Agreement or to Insurer, Contracts Distributor or the Separate Account.

         (e)  Adviser and Distributor shall not be liable under this
Section 13.2 with respect to any action against an Indemnified Party unless Insurer or Contracts Distributor shall have notified Adviser and Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Adviser or Distributor of any such action shall not relieve Adviser or Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this
Section 13.2. In case any such action is brought against an Indemnified Party, Adviser and Distributor will be entitled to participate, at its own expense, in the defense of such action. Adviser and Distributor also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the Internal Revenue Service), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Adviser or Distributor to such Indemnified Party of their election to assume the defense thereof, the Indemnified Party will cooperate fully with Adviser and Distributor and shall bear the fees and expenses of any additional counsel retained by it, and Adviser and Distributor will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

         13.3     EFFECT OF NOTICE.

         Any notice given by the indemnifying Party to an Indemnified Party referred to in Section 13.1(c) or 13.2(e) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.


                           SECTION 13. APPLICABLE LAW


         This Agreement will be construed and the provisions hereof interpreted under and in accordance with New York law, without regard for that state's principles of conflict of laws.


                      SECTION 14. EXECUTION IN COUNTERPARTS


         This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

                            SECTION 15. SEVERABILITY

         If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.


                          SECTION 16. RIGHTS CUMULATIVE


         The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.


                SECTION 17. RESTRICTIONS ON SALES OF FUND SHARES


         Insurer agrees that the Fund will be permitted (subject to the other terms of this Agreement) to make its shares available to separate accounts of other life insurance companies.


                              SECTION 18. HEADINGS


         The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                       LINCOLN LIFE & ANNUITY COMPANY
                                           OF NEW YORK

                                       By:     /s/ Troy D. Panning
                                          -------------------------------------
                                          Name:    Troy D. Panning
                                          Title:   Second Vice President/CFO


                                       LINCOLN FINANCIAL ADIVSORS CORPORATION

                                       By:     /s/ Richard C. Boyles
                                          -------------------------------------
                                          Name:    Richard C. Boyles
                                          Title:   Second Vice President


                                       ALLIANCE CAPITAL MANAGEMENT L.P.
                                       By:  Alliance Capital Management
                                               Corporation, its General Partner

                                       By:     /s/ John D Carifa
                                          -------------------------------------
                                          Name:    John D Carifa
                                          Title:   President & COO


                                       ALLIANCE FUND DISTRIBUTORS, INC.

                                       By:     /s/ Richard A. Winge
                                          -------------------------------------
                                          Name:    Richard A. Winge
                                          Title:   Managing Director and
                                                     Senior Vice President

                                   SCHEDULE A



Portfolios of the Fund made available under this Agreement:


Premier Growth Portfolio
Growth and Income Portfolio
Growth Portfolio
Technology Portfolio

                                   SCHEDULE B



Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:


Lincoln New York Choice Plus Variable Annuity
Group Variable Annuity
(GVA) I, II, & III

                                 AMENDMENT TO
                            PARTICIPATION AGREEMENT


         THIS AGREEMENT, made and entered into as of July 15, 2000 ("Agreement"), by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Advisors Corporation, an Indiana corporation ("Contracts Distributor"), Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                       WITNESSETH THAT:

         WHEREAS the Insurer, the Contracts Distributor, the Distributor, and the Adviser have entered into a Participation Agreement, dated as of May 1, 2000, whereby Class B shares of the Premier Growth Portfolio, the Growth and Income Portfolio, the Growth Portfolio, and the Technology Portfolio (the "Portfolios") of Alliance Variable Products Series Fund, Inc. (the "Fund"), as listed in Schedule A of the Participation Agreement, as may be amended from time to time, are made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B of the Participation Agreement, as may be amended from time to time to be offered through Contracts Distributor; and

         WHEREAS, the Parties now desire to amend the Participation Agreement to make shares of the Portfolios of the Fund available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer to be offered through Contracts Distributor listed in Schedule B ("Amendment to Schedule B").

         NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected in the attached Amendment to Schedule B.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.


                                       LINCOLN LIFE & ANNUITY COMPANY
                                           OF NEW YORK

                                       By:     /s/ Troy D. Panning
                                          -------------------------------------
                                          Name:    Troy D. Panning
                                          Title:   CFO/Second Vice President


                                       LINCOLN FINANCIAL ADIVSORS CORPORATION

                                       By:     /s/ Richard C. Boyles
                                          -------------------------------------
                                          Name:    Richard C. Boyles
                                          Title:   Second Vice President


                                       ALLIANCE CAPITAL MANAGEMENT L.P.
                                       By:  Alliance Capital Management
                                               Corporation, its General Partner

                                       By:     /s/ Edmund P. Bergan, Jr.
                                          -------------------------------------
                                          Name:    Edmund P. Bergan, Jr.
                                          Title:   General Counsel


                                       ALLIANCE FUND DISTRIBUTORS, INC.

                                       By:     /s/ Richard A. Winge
                                          -------------------------------------
                                          Name:    Richard A. Winge
                                          Title:   Managing Director and
                                                     Senior Vice President

                                AMENDMENT TO
                                 SCHEDULE B
                             AS OF JULY 15, 2000



Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:


Lincoln ChoicePlus Variable Annuity
Group Variable Annuity (GVA) I, II, III
Lincoln ChoicePlus Access Variable Annuity

                                  AMENDMENT TO

                             PARTICIPATION AGREEMENT


      THIS AGREEMENT, made and entered into as of July 15, 2001 ("Agreement"), by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Advisors Corporation, an Indiana corporation ("Contracts Distributor"), Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:

      WHEREAS the Insurer, the Contracts Distributor, the Distributor, and the Adviser have entered into a Participation Agreement, dated as of May 1, 2000, whereby Class B shares of certain portfolios (the "Portfolios") of Alliance Variable Products Series Fund, Inc. (the "Fund"), as listed in Schedule A of the Participation Agreement, as may be amended from time to time, are made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B of the Participation Agreement, as may be amended from time to time to be offered through Contracts Distributor; and

      WHEREAS, the Parties now desire to amend the Participation Agreement to make shares of the Small Cap Value Portfolio of the Fund, as indicated in Schedule A ("Amended Schedule A") available to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer; and

      WHEREAS, the Parties now desire to amend the Participation Agreement to make shares of the Portfolios of the Fund available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer to be offered through Contracts Distributor listed in Schedule B ("Amendment to Schedule B").

      NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected in the attached Amendment to Schedule A and Amendment to Schedule B.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                   LINCOLN LIFE & ANNUITY COMPANY
                                    OF NEW YORK


                                   By: /s/ Steven M. Kluever
                                         Name:  Steven M. Kluever
                                         Title: Second Vice President


                                   LINCOLN FINANCIAL ADVISORS CORPORATION


                                   By: /s/ Lucy D. Gase
                                         Name:  Lucy D. Gase
                                         Title: Vice President and Assistant
                                                Secretary


                                   ALLIANCE CAPITAL MANAGEMENT L.P.
                                   By: Alliance Capital Management Corporation, its General Partner

                                   By: /s/ Edmund P. Bergan, Jr.
                                         Name:  Edmund P. Bergan, Jr.
                                         Title: Vice President and Assistant
                                                General Counsel

                                   ALLIANCE FUND DISTRIBUTORS, INC.


                                   By: /s/ Richard A. Winge
                                         Name:  Richard A. Winge
                                         Title: Managing Director and Sr. Vice
                                                President

                                  AMENDMENT TO
                                   SCHEDULE A
                               AS OF JULY 15, 2001



Portfolios of the Fund made available under this Agreement:


Premier Growth Portfolio
Growth and Income Portfolio
Growth Portfolio
Technology Portfolio
AllianceBernstein Small Cap Value Portfolio

                                  AMENDMENT TO
                                   SCHEDULE B
                               AS OF JULY 15, 2001



Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:


Lincoln ChoicePlus Variable Annuity
Group Variable Annuity (GVA) I, II, & III
Lincoln ChoicePlus Access Variable Annuity
Lincoln ChoicePlus II Variable Annuity
Lincoln ChoicePlus II Access Variable Annuity
Lincoln ChoicePlus II Advance Variable Annuity
Lincoln VUL
Lincoln VUL(CV)
Money Guard
Lincoln SVUL
Lincoln SVUL II
CVUL III

                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

  THIS AGREEMENT, made and entered into as of May 1, 2003 ("Agreement"), by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Advisors Corporation, an Indiana corporation ("Contracts Distributor"), Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.), a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:

  WHEREAS the Insurer, the Contracts Distributor, the Distributor, and the Adviser have entered into a Participation Agreement, dated as of May 1, 2000, whereby Class B shares of certain portfolios (the "Portfolios") of AllianceBernstein Variable Products Series Fund, Inc. (formerly Alliance Variable Products Series Fund, Inc.) (the "Fund"), as listed in Schedule A of the Participation Agreement, as may be amended from time to time, are made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B of the Participation Agreement, as may be amended from time to time to be offered through Contracts Distributor; and

  WHEREAS, the Parties now desire to amend the Participation Agreement to make shares of the Portfolios of the Fund available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B ("Amendment to Schedule B").

  NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected in the attached Amendment to Schedule B.

  IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                      LINCOLN LIFE & ANNUITY COMPANY
                                       OF NEW YORK


                                      By: /s/ Rise C. M. Taylor
                                          Name:  Rise C. M. Taylor
                                          Title: Second Vice President

                                      LINCOLN FINANCIAL ADVISORS CORPORATION

                                      By: /s/ Lucy D. Gase
                                          Name:  Lucy D. Gase
                                          Title: Vice President

                                      ALLIANCE CAPITAL MANAGEMENT L.P.
                                      By: Alliance Capital Management
                                          Corporation, its General Partner

                                      By: /s/ Edmund P. Bergan, Jr.
                                          Name:  Edmund P. Bergan, Jr.
                                          Title: Vice President and Assistant
                                                 General Counsel

                                      ALLIANCEBERNSTEIN INVESTMENT RESEARCH
                                        AND MANAGEMENT, INC.

                                      By: /s/ Richard A. Winge
                                          Name:  Richard A. Winge
                                          Title: Managing Director and Sr. Vice
                                                 President

                                   AMENDMENT TO
                                    SCHEDULE B
                                AS OF MAY 1, 2003


Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:

Lincoln ChoicePlus Variable Annuity
Group Variable Annuity (GVA) I, II, & III
Lincoln ChoicePlus Access Variable Annuity
Lincoln ChoicePlus II Variable Annuity
Lincoln ChoicePlus II Access Variable Annuity
Lincoln ChoicePlus II Advance Variable Annuity
Lincoln ChoicePlus II Bonus Variable Annuity
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
LVUL(CV)
LVUL(CVII)
LVUL(CVIII)
LVUL(DB)
LVUL(DBII)
LSVUL
LSVUL II
LSVUL III
LCVUL III

                                  AMENDMENT TO

                             PARTICIPATION AGREEMENT

        THIS AGREEMENT, effective as of May 1, 2004 ("Agreement"), is hereby amended and restated as of July 1, 2005, by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Advisors Corporation, an Indiana corporation ("Contracts Distributor"), (together, Insurer and Contracts Distributor, the "Company"), Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.), a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:

        WHEREAS the Insurer, the Contracts Distributor, the Distributor, and the Adviser have entered into a Participation Agreement, dated as of May 1, 2000, whereby shares of certain portfolios (the "Portfolios") of AllianceBernstein Variable Products Series Fund, Inc. (formerly Alliance Variable Products Series Fund, Inc.) (the "Fund"), as listed in Schedule A of the Participation Agreement, as may be amended from time to time, are made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B of the Participation Agreement, as may be amended from time to time to be offered through Contracts Distributor; and

        WHEREAS, the Parties now desire to amend the Participation Agreement as follows:

    1.  The following is added under Section 4. Legal and Compliance:

    SECTION 4.7 MARKET TIMING

    The Company has adopted its own Market Timing policies and procedures and will apply these policies and procedures consistently to all contractowners. The Company will also investigate any patterns of trading behavior identified by the Fund. As permitted by law, the

    Company agrees to cooperate fully with the Distributor for the purpose of preventing market timing, and will upon request furnish the Distributor such information as Distributor may consider necessary or desirable to review the possible existence and extent of market timing by any contractowner. Once Market Timing has been identified within a contract under the Company's Market Timing Procedures, or if the Distributor so determines based on its review of the information provided by the Company, we will impose restrictions on the contractowner's ability to make future transfers.

    2. Class A shares of the Portfolios of the Fund, as listed in Schedule A ("Amendment to Schedule A") of the Participation Agreement, were made available as of July 15, 2001, to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer, and are governed by the terms and conditions of the Participation Agreement (with the exception of Section 9);

    3. Shares of the Portfolios of the Fund are made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B ("Amendment to Schedule B").

        NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected herein and in the attached Amendment to Schedule A and Amendment to Schedule B.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.


                                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                   By:    /s/ Rise C. M. Taylor
                                          ---------------------
                                    Name:  Rise C. M. Taylor
                                    Title: Second Vice President


                                   LINCOLN FINANCIAL ADVISORS CORPORATION


                                   By:    /s/ Lucy D. Gase
                                          ----------------
                                    Name:  Lucy D. Gase
                                    Title: Vice President

                                   ALLIANCE CAPITAL MANAGEMENT L.P.
                                   By: Alliance Capital Management Corporation, its General Partner


                                   By:    /s/ Marc O. Mayer
                                          -----------------
                                    Name:  Marc O. Mayer
                                    Title: Executive Vice President


                                   ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND
                                   MANAGEMENT, INC.


                                   By:    /s/ Stephen Scanlon
                                          -------------------
                                    Name:  Stephen Scanlon
                                    Title: Senior Vice President

                                  AMENDMENT TO
                                   SCHEDULE A
                                AS OF MAY 1, 2004

Portfolios of the Fund made available under this Agreement:

CLASS A SHARES

Premier Growth Portfolio
Growth and Income Portfolio
Growth Portfolio
Technology Portfolio
AllianceBernstein Small Cap Value Portfolio

CLASS B SHARES

Premier Growth Portfolio
Growth and Income Portfolio
Growth Portfolio
Technology Portfolio
AllianceBernstein Small Cap Value Portfolio

                                  AMENDMENT TO
                                   SCHEDULE B
                                AS OF MAY 1, 2004

Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:

Group Variable Annuity (GVA) I, II, & III
Lincoln ChoicePlus Variable Annuity
Lincoln ChoicePlus Access Variable Annuity
Lincoln ChoicePlus II Variable Annuity
Lincoln ChoicePlus II Access Variable Annuity
Lincoln ChoicePlus II Advance Variable Annuity
Lincoln ChoicePlus II Bonus Variable Annuity
Lincoln ChoicePlus Assurance (B Share)
Lincoln ChoicePlus Assurance (C Share)
Lincoln ChoicePlus Assurance (L Share)
Lincoln ChoicePlus Assurance (Bonus)
VUL(ONE)
Momentum VUL(ONE)
VUL(CV)
VUL(CV) II
VUL(CV) III
VUL(CV) IV
VUL(DB)
VUL(DB) II
VUL(DB) IV
SVUL
SVUL II
SVUL III
SVUL IV
CVUL III
Director(TM)

                                  AMENDMENT TO

                             PARTICIPATION AGREEMENT

        THIS AGREEMENT, effective as of May 1, 2005 ("Agreement"), is hereby amended and restated as of July 1, 2005, by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Advisors Corporation, an Indiana corporation ("Contracts Distributor"), (together, Insurer and Contracts Distributor, the "Company"), Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.), a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:

        WHEREAS the Insurer, the Contracts Distributor, the Distributor, and the Adviser have entered into a Participation Agreement, dated as of May 1, 2000, whereby shares of certain portfolios (the "Portfolios") of AllianceBernstein Variable Products Series Fund, Inc. (formerly Alliance Variable Products Series Fund, Inc.) (the "Fund"), as listed in Schedule A of the Participation Agreement, as may be amended from time to time, are made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B of the Participation Agreement, as may be amended from time to time to be offered through Contracts Distributor; and

        WHEREAS, the Parties now desire to amend the Participation Agreement as follows:

    1.  The following is added under Section 4. Legal and Compliance:

        SECTION 4.7 MARKET TIMING

        The Company has adopted its own Market Timing policies and procedures and will apply these policies and procedures consistently to all contractowners. The Company will also investigate any patterns of trading behavior identified by the Fund. As permitted by law, the Company agrees to cooperate fully with the Distributor for the purpose of preventing market timing, and will upon request furnish the Distributor such information as Distributor may consider necessary or desirable to review the possible existence and extent of market timing by any contractowner. Once Market Timing has been identified within a contract under the Company's Market Timing Procedures, or if the Distributor so determines based on its review of the information provided by the Company, we will impose restrictions on the contractowner's ability to make future transfers.

    2. To change the names of certain portfolios, as indicated in Schedule A ("Amendment to Schedule A") that serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer; and

    3. To make shares of the Portfolios of the Fund available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B ("Amendment to Schedule B").

        NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected herein and in the attached Amendment to Schedule A and Amendment to Schedule B.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.


                                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                   By:    /s/ Rise C. M. Taylor
                                          ---------------------
                                    Name:  Rise C. M. Taylor
                                    Title: Second Vice President


                                   LINCOLN FINANCIAL ADVISORS CORPORATION


                                   By:    /s/ Lucy D. Gase
                                          ----------------
                                    Name:  Lucy D. Gase
                                    Title: Vice President

                                   ALLIANCE CAPITAL MANAGEMENT L.P.
                                   By: Alliance Capital Management Corporation, its General Partner


                                   By:    /s/ Marc O. Mayer
                                          -----------------
                                    Name:  Marc O. Mayer
                                    Title: Executive Vice President


                                   ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND
                                   MANAGEMENT, INC.


                                   By:    /s/ Stephen Scanlon
                                          -------------------
                                    Name:  Stephen Scanlon
                                    Title: Senior Vice President

                                  AMENDMENT TO
                                   SCHEDULE A
                                AS OF MAY 1, 2005

Portfolios of the Fund made available under this Agreement:

CLASS A SHARES

Large Cap Growth Portfolio
Growth and Income Portfolio
Growth Portfolio
Global Technology Portfolio
Small/Mid Cap Value Portfolio

CLASS B SHARES

Large Cap Growth Portfolio
Growth and Income Portfolio
Growth Portfolio
Global Technology Portfolio
Small/Mid Cap Value Portfolio

                                  AMENDMENT TO
                                   SCHEDULE B
                                AS OF MAY 1, 2005

Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:


Group Variable Annuity (GVA) I, II, & III
ChoicePlus Variable Annuity
ChoicePlus Access Variable Annuity
ChoicePlus II Variable Annuity
ChoicePlus II Access Variable Annuity
ChoicePlus II Advance Variable Annuity
ChoicePlus II Bonus Variable Annuity
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
ChoicePlus Momentum Income Option
VULONE
VULONE 2005
Momentum VULONE
Momentum VULONE2005
VUL(CV)
VUL(CV) II
VULFlex
VUL(CV) III
VUL(CV) IV
VUL(DB)
VUL(DB) II
VUL(DB) IV
SVUL
SVUL II
SVUL III
SVUL IV
CVUL III
LCV4
Director(TM)

                                  AMENDMENT TO

                             PARTICIPATION AGREEMENT

     THIS AGREEMENT, effective as of May 1, 2005 ("Agreement"), as amended and restated as of July 1, 2005, is hereby amended and restated as of May 1, 2006, by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Advisors Corporation, an Indiana corporation ("Contracts Distributor"), (together, Insurer and Contracts Distributor, the "Company"), AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and AllianceBernstein Investments, Inc., (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:

     WHEREAS, the Parties now desire to amend the Participation Agreement as follows:

     1. To make shares of the Portfolios of the Funds listed in Schedule A available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B ("Amendment to Schedules A and B").

     NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected herein and in the attached Amendment to Schedules A and B.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                        LINCOLN LIFE & ANNUITY COMPANY OF NEW
                                        YORK


                                        By: /s/ Kelly D. Clevenger
                                            ------------------------------------
                                        Name: Kelly D. Clevenger
                                        Title: Second Vice President


                                        LINCOLN FINANCIAL ADVISORS CORPORATION


                                        By: /s/ Lucy D. Gase
                                            ------------------------------------
                                        Name: Lucy D. Gase
                                        Title: Vice President


                                        ALLIANCEBERNSTEIN L.P.


                                        By: /s/ Marc O. Mayer
                                            ------------------------------------
                                        Name: Marc O. Mayer
                                        Title: Executive VP


                                        ALLIANCEBERNSTEIN L.P.


                                        By: /s/ Adam Spilka
                                            ------------------------------------
                                        Name: Adam Spilka
                                        Title: Secretary


                                        ALLIANCEBERNSTEIN INVESTMENTS, INC.


                                        By: /s/ Steven Scanlon
                                            ------------------------------------
                                        Name: Steven Scanlon
                                        Title: Managing Director

                                  AMENDMENT TO
                                   SCHEDULE A
                                AS OF MAY 1, 2006

Portfolios of the Fund made available under this Agreement:

CLASS A SHARES

Large Cap Growth Portfolio
Growth and Income Portfolio
Growth Portfolio
Global Technology Portfolio
Small/Mid Cap Value Portfolio
International Value Portfolio

CLASS B SHARES

Large Cap Growth Portfolio
Growth and Income Portfolio
Growth Portfolio
Global Technology Portfolio
Small/Mid Cap Value Portfolio
International Value Portfolio

                                  AMENDMENT TO
                                   SCHEDULE B
                                AS OF MAY 1, 2006

Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:

Group Variable Annuity (GVA) I, II, & III
ChoicePlus Variable Annuity
ChoicePlus Access Variable Annuity
ChoicePlus II Variable Annuity
ChoicePlus II Access Variable Annuity
ChoicePlus II Advance Variable Annuity
ChoicePlus II Bonus Variable Annuity
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
ChoicePlus Momentum Income Option
VULONE
VULONE 2005
Momentum VULONE
Momentum VULONE2005
Momentum SVULONE
VUL(CV)
VUL(CV) II
VULFlex
VUL(CV) III
VUL(CV) IV
VUL(DB)
VUL(DB) II
VUL(DB) IV
SVUL
SVUL II
SVUL III
SVULONE
SVUL IV
CVUL III
LCV4
LCV5
Director(TM)

                                  AMENDMENT TO

                             PARTICIPATION AGREEMENT

     THIS AGREEMENT, effective as of May 1, 2005 ("Agreement"), as amended and restated as of July 1, 2005 and May 1, 2006, is hereby amended and restated as of October 1, 2006, by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Advisors Corporation, an Indiana corporation ("Contracts Distributor"), (together, Insurer and Contracts Distributor, the "Company"), AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and AllianceBernstein Investments, Inc., (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:

     WHEREAS, the Parties now desire to amend the Participation Agreement as follows:

     1. To make shares of the Portfolios of the Funds made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B ("Amendment to Schedule B").

     NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected herein and in the attached Amendment to Schedule B.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                        LINCOLN LIFE & ANNUITY COMPANY OF NEW
                                        YORK


                                        By: /s/ Kelly D. Clevenger
                                            ------------------------------------
                                        Name: Kelly D. Clevenger
                                        Title: Second Vice President


                                        LINCOLN FINANCIAL ADVISORS CORPORATION


                                        By: /s/ Lucy D. Gase
                                            ------------------------------------
                                        Name: Lucy D. Gase
                                        Title: Vice President


                                        ALLIANCEBERNSTEIN L.P.


                                        By: /s/ Marc Mayer
                                            ------------------------------------
                                        Name: Marc Mayer
                                        Title: Executive Vice President


                                        ALLIANCEBERNSTEIN L.P.


                                        By: /s/ Adam Spilka
                                            ------------------------------------
                                        Name: Adam Spilka
                                        Title: Secretary


                                        ALLIANCEBERNSTEIN INVESTMENTS, INC.


                                        By: /s/ Stephen Scanlon
                                            ------------------------------------
                                        Name: Stephen Scanlon
                                        Title: Managing Director

                                  AMENDMENT TO
                                   SCHEDULE B
                              AS OF OCTOBER 1, 2006

Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:

Group Variable Annuity (GVA) I, II, & III
ChoicePlus Variable Annuity
ChoicePlus Access Variable Annuity
ChoicePlus II Variable Annuity
ChoicePlus II Access Variable Annuity
ChoicePlus II Advance Variable Annuity
ChoicePlus II Bonus Variable Annuity
ChoicePlus Assurance (A Share)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
ChoicePlus Momentum Income Option
ChoicePlus Design
VULONE
VULONE 2005
Momentum VULONE
Momentum VULONE2005
Momentum SVULONE
VUL(CV)
VUL(CV) II
VULFlex
VUL(CV) III
VUL(CV) IV
VUL(DB)
VUL(DB) II
VUL(DB) IV
SVUL
SVUL II
SVUL III
SVULONE
SVUL IV
CVUL III
LCV4
LCV5
Director(TM)
Lincoln Corporate Private Solution

                                  AMENDMENT TO

                          PARTICIPATION AGREEMENT

   THIS AGREEMENT, effective as of May 1, 2005 ("Agreement"), as amended and restated as of July 1, 2005, May 1, 2006, and October 1, 2006, is hereby amended and restated as of April 1, 2007, by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Advisors Corporation, an Indiana corporation ("Contracts Distributor"), (together, Insurer and Contracts Distributor, the "Company"), AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and AllianceBernstein Investments, Inc., (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

WITNESSETH THAT:

   WHEREAS, a merger of Lincoln Life & Annuity Company of New York and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") is expected to occur on or about April 2, 2007;

   WHEREAS, effective on or about April 2, 2007, JPLA will change its state of domicile from New Jersey to New York and will change its name to Lincoln Life & Annuity Company of New York;

   WHEREAS, the Contracts Distributor for Lincoln Life & Annuity Company of New York may be either Lincoln Financial Advisors Corporation ("LFA") or Lincoln Financial Distributors ("LFD"), a broker-dealer;

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

   1. The parties consent to an assignment of the responsibilities of the former Lincoln Life & Annuity Company of New York under this Agreement to the new Lincoln Life & Annuity Company of New York.

   2. The parties consent to an assignment of the responsibilities of LFA under this Agreement to LFD.

   Each of the parties has caused this Amendment to be executed in its name and on behalf of its duly authorized officer on the date specified below.

                                     LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                     By:    /s/ Kelly D. Clevenger
                                            ---------------------------
                                     Name:  Kelly D. Clevenger
                                     Title: Second Vice President


                                     LINCOLN FINANCIAL DISTRIBUTORS, INC.


                                     By:    /s/ James J. Ryan
                                            ---------------------------
                                     Name:  James J. Ryan
                                     Title: SVP, Head of Relationship Mgmt.

                                     ALLIANCEBERNSTEIN L.P.


                                     By:    /s/ Marc Mayer
                                            ---------------------------
                                     Name:  Marc O. Mayer
                                     Title: Executive Vice President


                                     ALLIANCEBERNSTEIN INVESTMENTS, INC.


                                     By:    /s/ Stephen C. Scanlon
                                            ---------------------------
                                     Name:  Stephen C. Scanlon
                                     Title: Managing Director

                                     AMENDMENT TO

                               PARTICIPATION AGREEMENT


     THIS PARTICIPATION AGREEMENT AMENDMENT is made and entered into as of April 16, 2007 by and among Lincoln Life & Annuity Company of New York ("Insurer"), AllianceBernstein L.P. ("Adviser" formerly known as Alliance Capital Management L.P.) and AllianceBernstein Investments, Inc. ("Distributor" formerly known as AllianceBernstein Investment Research and Management, Inc.).

     WHEREAS, the parties have entered into a Participation Agreement dated as of May 01, 2000 (the "Agreement"); and

     WHEREAS, the parties now desire to amend that Agreement to incorporate specific provisions required by SEC Rule 22c-2 under the Investment Company Act of 1940.

     NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby amend the Agreement by adding a new
Section 4.7 after Section 4.6 to read as follows:

     4.7     SHAREHOLDER INFORMATION

     (a) AGREEMENT TO PROVIDE INFORMATION. The Insurer agrees to provide the Distributor upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Insurer during the period covered by the request.

     (1) PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Distributor may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

     (2) FORM AND TIMING OF RESPONSE. Insurer agrees to provide promptly upon request of the Distributor or its designee, but in any event not later than 10 business days after receipt of a request, the requested information. If requested by the Distributor or its designee, Insurer agrees to determine promptly whether any specific person about whom it has received the identification and transaction information specified in (a) is itself a financial intermediary ("indirect intermediary") and, upon further request of the Distributor or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in (a) for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund.

In such instance, the Insurer agrees to inform the Distributor whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Distributor should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision "indirect intermediary" has the same meaning as in SEC Rule 22c-2 under the Investment Company Act of 1940. Notwithstanding anything in this section to the contrary, the Distributor acknowledges that the first request made under (2) could take up to 30 business days if connectivity to the systems to share such information specified in (a) have not been established prior to the date that the first request made for the information specified in (a) is made.

     (3) LIMITATIONS ON USE OF INFORMATION. The Distributor agrees not to use the information received for marketing or any other similar purpose without prior written consent of the Insurer.

     (b) AGREEMENT TO RESTRICT TRADING. The Insurer agrees to execute written instructions from the Distributor to restrict or prohibit further purchase or exchanges of Shares by a Shareholder who has been identified by the Distributor as having engaged in transactions of the Fund's Shares (directly or indirectly through the Insurer's account) that violate policies established by the Distributor for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

     (1) FORM OF INSTRUCTIONS. Instructions to restrict or prohibit trading must include the TIN, ITIN, or GII, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, or GII is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

     (2) TIMING OF RESPONSE. The Insurer agrees to execute instructions to restrict or prohibit trading as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by the Insurer.

     (3) CONFIRMATION BY THE INSURER. The Insurer must provide written confirmation to the Distributor that instructions to restrict or prohibit trading have been executed. The Insurer agrees to provide confirmation as soon as reasonably practicable, but no later than ten business days after the instructions have been executed.

     (c)     DEFINITIONS.  For purposes of this Section:

     (1) The term "Shares" means the interests of the Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Insurer.

     (2) The term "Shareholder" means the holder of interests in a variable annuity or a variable life insurance contract issued by the Insurer, or a participant in an employee benefit plan with a beneficial interest in a contract.

     (3) The term "written" includes electronic writings and facsimile transmissions.

             IN WITNESS WHEREOF, the undersigned have executed this Participation Agreement Amendment as of the date set forth above.

LINCOLN LIFE & ANNUITY COMPANY            ALLIANCEBERNSTEIN L.P.
OF NEW YORK

By: /s/ Kelly D. Clevenger                By: /s/ Adam Spilka
   ---------------------------               --------------------------------
Name: Kelly D. Clevenger                  Name: Adam Spilka
Title: Second Vice President              Title: Secretary

                                          ALLIANCEBERNSTEIN INVESTMENTS, INC.

                                          By: /s/ Daniel A. Notto
                                             --------------------------------
                                          Name: Daniel A. Notto
                                          Title: Assistant Secretary

                                 AMENDMENT TO

                            PARTICIPATION AGREEMENT

     THIS AGREEMENT, effective as of May 1, 2005 ("Agreement"), as amended and restated, is hereby amended and restated as of January 1, 2009, by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Distributors, Inc., a Connecticut corporation ("Contracts Distributor"), (together, Insurer and Contracts Distributor, the "Company"), AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and AllianceBernstein Investments, Inc., (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                               WITNESSETH THAT:

     WHEREAS, the Parties now desire to amend the Participation Agreement as follows:

     To make shares of the Portfolios of the Funds made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B ("Amendment to Schedule B").

     NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected herein and in the attached Amendment to Schedule B.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                    By:     /s/ Daniel R. Hayes
                                            -------------------------
                                    Name:   Daniel R. Hayes
                                    Title:  Vice President

                                    LINCOLN FINANCIAL DISTRIBUTORS, INC.

                                    By:      /s/ James J. Ryan
                                            -------------------------
                                    Name:    James J. Ryan
                                    Title:   Senior Vice President

                                    ALLIANCEBERNSTEIN L.P.
                                    By:       /s/ Marc R. Bryant
                                            -------------------------
                                    Name:     Marc R. Bryant
                                    Title:    Assistant Secretary

                                    ALLIANCEBERNSTEIN INVESTMENTS, INC.

                                    By:     /s/ Andrew L. Gangolf
                                            -------------------------
                                    Name:   Andrew L. Gangolf
                                    Title:  Assistant Secretary

                                 AMENDMENT TO
                                  SCHEDULE B
                            AS OF JANUARY 1, 2009

Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:

Group Variable Annuity (GVA) I, II, & III
ChoicePlus Variable Annuity
ChoicePlus Access Variable Annuity
ChoicePlus II Variable Annuity
ChoicePlus II Access Variable Annuity
ChoicePlus II Advance Variable Annuity
ChoicePlus II Bonus Variable Annuity
ChoicePlus Assurance (A Share/Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
ChoicePlus Assurance (A Share) i4LIFE(R)
Advantage New York
ChoicePlus Assurance (B Share) i4LIFE(R)
Advantage New York
ChoicePlus Assurance (Design) i4LIFE(R)
Advantage New York
ChoicePlus Momentum Income Option
ChoicePlus Design
VUL(ONE) Elite
VUL(ONE) 2005 Elite
Momentum VUL(ONE) Elite
Momentum VUL(ONE)2005 Elite
Momentum SVUL(ONE) Elite
VUL(CV)
VUL(CV) II
VUL(CV) II Elite
VULFlex
VUL(CV) III Elite
VUL(CV) IV Elite
VUL(DB)
VUL(DB) Elite
VUL(DB) II Elite
VUL(DB) IV Elite
SVUL Elite
SVUL II
SVUL II Elite
SVUL III Elite
SVUL(ONE) Elite
SVUL IV Elite
CVUL III Elite
VUL(ONE) 2007 Elite
SVUL(ONE) 2007 Elite
Momentum VUL(ONE) 2007 Elite
Momentum SVUL(ONE) 2007 Elite
AssetEdge VUL Elite
Momentum AssetEdge VUL Elite
PreservationEdge SVUL Elite
Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Director(TM)
Lincoln Corporate Variable Private Solution
Lincoln American Legacy Retirement Group Annuity

                                 AMENDMENT TO

                           PARTICIPATION AGREEMENT

     THIS AGREEMENT, effective as of May 1, 2005 ("Agreement"), as amended and restated, is hereby amended and restated as of May 1, 2011, by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Distributors, Inc., a Connecticut corporation ("Contracts Distributor"), (together, Insurer and Contracts Distributor, the "Company"), AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and AllianceBernstein Investments, Inc., (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                              WITNESSETH THAT:
     WHEREAS, the Parties now desire to amend the Participation Agreement as follows:

     To make shares of the Portfolios of the Funds made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B ("Amendment to Schedule B").

     NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected herein and in the attached Amendment to Schedule B.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                   By: /s/ Daniel R. Hayes
                       -------------------
                   Name: Daniel R. Hayes
                   Title: Vice President


                   LINCOLN FINANCIAL DISTRIBUTORS, INC.


                   By: /s/ Thomas O'Neill
                       ------------------
                   Name: Thomas O'Neill
                   Title: Senior Vice President, COO


                   ALLIANCEBERNSTEIN L.P.


                   By: /s/ Emilie D. Wrapp
                       -------------------
                   Name: Emilie D. Wrapp
                   Title: Assistant Secretary


                   ALLIANCEBERNSTEIN INVESTMENTS, INC.


                   By: /s/ Daniel A. Notto
                       -------------------
                   Name: Daniel A. Notto
                   Title: Assistant Secretary

                                  AMENDMENT TO
                                   SCHEDULE B
                               AS OF MAY 1, 2011


Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:


Group Variable Annuity (GVA) I, II, & III
ChoicePlus Variable Annuity
ChoicePlus Access Variable Annuity
ChoicePlus II Variable Annuity
ChoicePlus II Access Variable Annuity
ChoicePlus II Advance Variable Annuity
ChoicePlus II Bonus Variable Annuity
ChoicePlus Assurance (A Share/Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
ChoicePlus Momentum Income Option
ChoicePlus Design
ChoicePlus Signature
VULONE Elite
VULONE 2005 Elite
Momentum VULONE Elite
Momentum VULONE2005 Elite
Momentum SVULONE Elite
VUL(CV)
VUL(CV) II
VUL(CV) II Elite
VULFlex
VUL(CV) III Elite
VUL(CV) IV Elite
VUL(DB)
VUL(DB) Elite
VUL(DB) II Elite
VUL(DB) IV Elite
SVUL Elite
SVUL II
SVUL II Elite
SVUL III Elite
SVULONE Elite
SVUL IVElite
CVUL III Elite
VULONE 2007 Elite
SVULONE 2007 Elite
VULone 2010
Momentum VULONE 2007 Elite
Momentum SVULONE 2007 Elite
AssetEdge VUL Elite
Momentum AssetEdge VUL Elite
PreservationEdge SVUL Elite
Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Director(TM)
Lincoln Corporate Variable Private Solution
Lincoln American Legacy Retirement Group Annuity
Lincoln Corporate Commitment VUL
Private Placement VUL

                                AMENDMENT TO

                          PARTICIPATION AGREEMENT

     THIS AGREEMENT, effective as of May 1, 2005 ("Agreement"), as amended and restated, is hereby amended and restated as of October 31, 2011, by and among Lincoln Life & Annuity Company of New York, a New York life insurance company ("Insurer"), Lincoln Financial Distributors, Inc., a Connecticut corporation ("Contracts Distributor"), (together, Insurer and Contracts Distributor, the "Company"), AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and AllianceBernstein Investments, Inc., (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                              WITNESSETH THAT:

     WHEREAS, the Parties now desire to amend the Participation Agreement as follows:

     To make shares of the Portfolios of the Funds made available by Distributor to serve as underlying investment media for variable annuity contracts and variable life insurance policies issued by Insurer listed in Schedule B ("Amendment to Schedule B").

     NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereby amend the Participation Agreement as reflected herein and in the attached Amendment to Schedule B.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                              By: /s/ Daniel R. Hayes
                                  -------------------
                              Name: Daniel R. Hayes
                              Title: Vice President


                              LINCOLN FINANCIAL DISTRIBUTORS, INC.


                              By: /s/ Thomas O'Neill
                                  ------------------
                              Name: Thomas O'Neill
                              Title: Senior Vice President, COO


                              ALLIANCEBERNSTEIN L.P.


                              By: /s/ Emilie Wrapp
                                  ----------------
                              Name: Emilie Wrapp
                              Title: Assistant Secretary


                              ALLIANCEBERNSTEIN INVESTMENTS, INC.


                              By: /s/ Stephen J. Laffey
                                  ---------------------
                              Name: Stephen J. Laffey
                              Title: Assistant Vice President

                                  AMENDMENT TO
                                   SCHEDULE B
                             AS OF OCTOBER 31, 2011


Insurer Contracts to which the Portfolios of the Fund are made available under this Agreement:


Group Variable Annuity (GVA) I, II, & III
ChoicePlus Variable Annuity
ChoicePlus Access Variable Annuity
ChoicePlus II Variable Annuity
ChoicePlus II Access Variable Annuity
ChoicePlus II Advance Variable Annuity
ChoicePlus II Bonus Variable Annuity
ChoicePlus Assurance (A Share/Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
ChoicePlus Momentum Income Option
ChoicePlus Design
ChoicePlus Fusion
ChoicePlus Signature
VULONE Elite
VULONE 2005 Elite
Momentum VULONE Elite
Momentum VULONE2005 Elite
Momentum SVULONE Elite
VUL(CV)
VUL(CV) II
VUL(CV) II Elite
VULFlex
VUL(CV) III Elite
VUL(CV) IV Elite
VUL(DB)
VUL(DB) Elite
VUL(DB) II Elite
VUL(DB) IV Elite
SVUL Elite
SVUL II
SVUL II Elite
SVUL III Elite
SVULONE Elite
SVUL IVElite
CVUL III Elite
VULONE 2007 Elite
SVULONE 2007 Elite
VULone 2010
Momentum VULONE 2007 Elite
Momentum SVULONE 2007 Elite
AssetEdge VUL Elite
Momentum AssetEdge VUL Elite
PreservationEdge SVUL Elite
Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Director(TM)
Lincoln Corporate Variable Private Solution
Lincoln American Legacy Retirement Group Annuity
Lincoln Corporate Commitment VUL
Private Placement VUL